UNITED STATES
Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

January 26, 2004	333-81778
Date of Report (Date of earliest event reported)	(Commission File Number)

WHEELING ISLAND GAMING, INC.

(Exact name of registrant as specified in its charter)

Delaware	16-1333214
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1 South Stone Street, Wheeling, West Virginia 26003
(Address of Principal Executive Offices) (Zip Code)

(304) 232-5050
(Registrant’s telephone number, including area code)

Item 5.            Other Events.

On January 26, 2004, Wheeling Island Gaming, Inc. issued the press release, filed as an Exhibit to this Current Report on Form 8-K, with respect to the appointment of a new President for the Company.

Item 7.                                   Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

99.1   Press Release, dated January 26, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELING ISLAND GAMING, INC.

	By:	/s/ Michael D. Corbin
Name: Michael D. Corbin
Title: Vice President of Finance

Date: January 26, 2004

EXHIBIT INDEX

DOC. NO.	DOCUMENT DESCRIPTION

99.1	Press Release, dated January 26, 2004.